 A NASDAQ Traded Company - Symbol HBNC

  This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Who We Are  *

 *  Headquartered in Michigan City, IN31 Locations Throughout Indiana and Michigan$2.1 Billion in Assets14 Years of Record EarningsMarket Cap. $192 MillionOwnership9% Insiders13% Employee Benefit Plans29% Institutional  Company Profile  * Market data as of July 23, 2014; financial data as of June 30, 2014

 Northwest Indiana/Southwest Michigan… The Right Side of Chicago

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key Revenue Streams

 Horizon’s Story  Steady GrowthSuperior ReturnsFinancial StrengthConsistent Performance  *

 Second Quarter 2014 Highlights  *

 2Q14 Highlights  *  Surpassed $2 Billion in AssetsTotal Loan Growth - QoQ 20%, YTD 24% Commercial Loan Growth - QoQ 23%, YTD 28%QoQ Increase in Core Net Interest Margin from 3.38% to 3.52% (1)Closed SCB Bancorp, Inc. Acquisition on April 3rd, 2014Increased Quarterly Dividend from 11 Cents to 13 Cents per Share  (1) Core net interest margin excludes interest income from acquisition related purchase accounting adjustments

 Robust Organic Loan Growth in 2Q14  *  Loan Type(In Millions)  6/30/14  AcquiredLoans 4/3/14  3/31/14  Organic Change  Annualized Organic Growth  Commercial  $648  ($70)  $529  $49  38%  Residential Mtg.  $236  ($44)  $190  $2  5%  Consumer  $297  ($10)  $280  $7  10%  Mtg. Warehouse  $141  -  $102  $39  154%  Total Loans  $1,321  ($124)  $1,101  $97  36%  * Table excludes loans held for sale

 *  Summit Community Bank Acquisition Adds Value  Acquisition Metrics(1)(2)  Acquisition Metrics(1)(2)  Deal Value (“DV”)  $18.9 mil.  DV/ Tg. Book Value  120.5%  DV/ LTM Earnings  11.1x  Core Deposit Prem.  2.8%  Closed on April 3, 2014Illustrates Focus on Larger Markets with Growth PotentialFour Experienced Lenders to Drive Loan GrowthAccretive to EPS, Reasonable TBV Dilution Earnback Period7.1% Growth in Loans from April 3, 2014 to June 30, 2014  Deal value as of April 3, 2014 Financial data for SCB Bancorp at or for the year ended December 31, 2013

 Horizon’s Growth Story  *

 A Company on the Move  OrganicExpans.(7)  St. JosephSouth BendElkhart  Lake County  Kalamazoo  IndianapolisCarmel  M&A(6)  Anchor Mortgage  Alliance Bank  American Trust  Heartland 1st MortgageSummit  *  Assets ($mm)  $721      $2,073  Loans($mm)  $543      $1,329  Deposits($mm)  $489      $1,499  Branches  7      31  8.1% CAGR  6.9% CAGR  7.8% CAGR

 Growth Opportunities in All Directions  *  Kalamazoo, Lansing & St. JosephPopulation: 368,000Deposits: $4 billion   South Bend, Elkhart & GoshenPopulation: 467,000Deposits: $7 billion  Indianapolis & Johnson CountyPopulation: 1.4 millionDeposits: $30 billion  Lake & Porter CountiesPopulation: 658,000Deposits: $10 billion  LEGACYLa Porte CountyPopulation: 112,352Deposits: $2 billion  N  E  S  W  Note: Data by primary counties for each market

 Record Earnings “Fourteen” Consecutive Years  2000 – 2013 CAGR: 13.6%  In Millions  Net Income History  *

 *  Investing in Commercial LendersCreates Growth  Commercial Loan Balances

 *  Balanced Risk In Commercial Portfolio  Commercial Loan Composition as of June 30, 2014

 Kalamazoo and Indianapolis Loan Balances  *  Growth Markets Thriving  $229 Total

 June 30, 2014  December 31, 2008  In Millions  2008  2Q14  CAGR  Commercial  $311  $648  14.3%  Real Estate  $291  $376  4.8%  Consumer  $280  $297  1.1%  *  Shift to Commercial

 December 31, 2008  June 30, 2014  Strong Low Cost Deposit Growth  2008 – 2Q14 CAGR  2008 – 2Q14 CAGR  Nonint. Bearing  23.7%  MMDA & Savings  20.4%  IB Demand  12.6%  CDs  (1.1%)  *

 *  NPLs/ Loans  Disciplined Credit Culture

 *  Why Invest In Horizon

 Shareholder Value Plan - Since 2001  Steady Growth in Net Book Value & EPS DividendsUninterrupted Dividends for more than 25 YearsDividend Increases Aligned with Earnings GrowthImproving LiquidityStock Splits in 2001, 2003, 2011 and 2012Common Stock Issued in Heartland and Summit AcquisitionsRussell 2000 Index Since 2012  *

 Highly Regarded For Financial Performance  Top 200 Community Banks for Financial Performance Six Consecutive Years, 2008 - 2013US Banker & ABA MagazinesTop 10% of Community BanksAnnual Community Bankers Cup, 2012 & 2013Raymond JamesKBW Bank Honor Roll2011 & 2012   *

 Highly Regarded In Our Communities  *  Community Relations Award Urban League of Northwest Indiana, Inc.Nine out of Ten Customers Would Refer a FriendIndependent SurveyBest Bank - Eleven out of Last Twelve YearsThe News Dispatch Readers PollBest Bank for Obtaining a Business LoanNorthwest Indiana Business Quarterly Family Friendly Work PoliciesIU Health / Clarian Award

 Horizon Outperforms the MarketFor Total Shareholder Return  As of July 23, 2014SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.SNL U.S. Bank $1B-$5B: Includes all Major Exchange Banks in SNL's coverage universe with $1B to $5B in assets as of most recent financial data.  *  Horizon Bancorp: 5-Year Total Return Comparison  P/LTM EPS  11.4x  P/TBV  135%  Div. Yield  2.5%

 Thank Youfor Your Investment inHorizon Bancorp

 *  A NASDAQ Traded Company - Symbol HBNC

 *  Appendix

 *  Non-GAAP Reconciliations